EXHIBIT 24.1

                                POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, MHP Storage intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, an Annual Report on Form 10-K for the year ended December 31, 1998 (the "Form 10-K"), with any and all amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to such Form 10-K.

            NOW, THEREFORE, the undersigned, in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP, said Form 10-K and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of February, 1999.

                                          /s/ DONALD N. FURMAN
                                              Donald N. Furman

                                POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, MHP Storage intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, an Annual Report on Form 10-K for the year ended December 31, 1998 (the "Form 10-K"), with any and all amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to such Form 10-K.

            NOW, THEREFORE, the undersigned, in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP, said Form 10-K and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of February, 1999.

                                          /s/ JAMES K. ABCOUWER
                                          James K. Abcouwer

                                POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, MHP Storage intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, an Annual Report on Form 10-K for the year ended December 31, 1998 (the "Form 10-K"), with any and all amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to such Form 10-K.

            NOW, THEREFORE, the undersigned, in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP, said Form 10-K and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of February, 1999.


                                          /s/ EILEEN A. MORAN
                                          Eileen A. Moran

                                POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, MHP Storage intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, an Annual Report on Form 10-K for the year ended December 31, 1998 (the "Form 10-K"), with any and all amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to such Form 10-K.

            NOW, THEREFORE, the undersigned, in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP, said Form 10-K and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of February, 1999.


                                          /s/ LON C. MITCHELL
                                          Lon C. Mitchell

                                POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, MHP Storage intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, an Annual Report on Form 10-K for the year ended December 31, 1998 (the "Form 10-K"), with any and all amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to such Form 10-K.

            NOW, THEREFORE, the undersigned, in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP, said Form 10-K and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of February, 1999.


                                          /s/ M. SCOTT JONES
                                          M. Scott Jones

                                POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, MHP Storage intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, an Annual Report on Form 10-K for the year ended December 31, 1998 (the "Form 10-K"), with any and all amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to such Form 10-K.

            NOW, THEREFORE, the undersigned, in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP, said Form 10-K and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.


                                          /s/ STEPHEN F. KOZIAR
                                          Stephen F. Koziar

                                POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, MHP Storage intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, an Annual Report on Form 10-K for the year ended December 31, 1998 (the "Form 10-K"), with any and all amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to such Form 10-K.

            NOW, THEREFORE, the undersigned, in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP, said Form 10-K and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of February, 1999.


                                          /s/ BETH E. MOONEY
                                          Beth E. Mooney